SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  April 24, 2003


                     First Cash Financial Services, Inc.
                     -----------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


             0-19133                               75-2237318
             -------                               ----------
    (Commission File Number)             (IRS Employer Identification No.)


           690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
           -------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (817) 460-3947
                                --------------
             (Registrant's telephone number, including area code)

      Item 1 Changes in Control of Registrant

             Inapplicable


      Item 2 Acquisition or Disposition of Assets

             Inapplicable


      Item 3 Bankruptcy or Receivership

             Inapplicable


      Item 4 Changes in Registrant's Certifying Accountant

             Inapplicable


      Item 5 Other Events

             Inapplicable


      Item 6 Resignation of Registrant's Directors

             Inapplicable


      Item 7 Financial Statements and Exhibits

             (c) Exhibits.

             Exhibit 99.1


      Item 8 Change in Fiscal Year

             Inapplicable


      Item 9 Regulation FD Disclosure

             First Cash Financial Services, Inc. has reported its first quarter 2003 financial results. The Company's press release date April 24, 2003 announcing the results is attached hereto as Exhibit 99.1.


      Item 12 Results of Operations and Financial Condition

             First Cash Financial Services, Inc. has reported its first quarter 2003 financial results. The Company's press release date April 24, 2003 announcing the results is attached hereto as Exhibit 99.1.

                                  SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



 Dated:  April 24, 2003        FIRST CASH FINANCIAL SERVICES, INC.
                               -----------------------------------
                               (Registrant)


                               /s/ R. DOUGLAS ORR
                               ------------------------
                               R. Douglas Orr
                               Chief Accounting Officer